UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

SEPTEMBER 5, 2006
Date of Report (Date of earliest event reported)

MADISON EXPLORATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51302	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Seymour Street, Suite 807, Vancouver, British Columbia, Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

(604) 974-0568
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 5.02      Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on September 5, 2006, the Board of Directors (the "Board") of Madison Explorations, Inc. (the "Company") accepted the resignation of Dr. Joseph Montgomery, PhD., P.Eng., as a director and officer (as the Vice-President Exploration) of the Company (the "Resignation").

As a consequence of the Board's acceptance of the Resignation the present Board of the Company is now comprised of each of Messrs. Joel Haskins and Kevin Stunder.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MADISON EXPLORATIONS, INC.
DATE: September 8, 2006.	By: "Kevin M. Stunder" ___________________________________ Kevin M. Stunder President, Chief Executive Officer, Principal Executive Officer and a director

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